Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of March 20, 2017

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is by and among MERIT MEDICAL SYSTEMS, INC., a Utah corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors”), the lenders who are party to this Amendment (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”), and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of July 6, 2016 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 28, 2016, as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as specifically set forth herein and, subject to the terms of this Amendment, the Administrative Agent and the Consenting Lenders have agreed to grant such request of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                           Capitalized Terms.  All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent and each of the Consenting Lenders hereby agrees as follows:

(a)                                 Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

““Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of the Second Amendment Effective Date.”

““Second Amendment Effective Date” means March 20, 2017.”

(b)                                 Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions:

““Consolidated Total Funded Indebtedness” means, as of any date of determination with respect to the Borrower and its Subsidiaries on a Consolidated basis without duplication, the sum of all Indebtedness of the Borrower and its Subsidiaries

described in, clauses (a), (c), (f) and (i) of the definition of “Indebtedness”, but excluding (i) intercompany indebtedness among the Credit Parties and (ii) the Merit China Loan.”

““Merit China Loan” means a loan transaction pursuant to the following:  (a) the issuance of one or more standby letter(s) of credit for the account of Merit China in favor of HSBC Bank (Hong Kong) (the “HSBC LC”) in an aggregate face amount equal to the renminbi equivalent of $15,000,000, which is secured by cash of Merit China in amount equal to 100% of the face amount of the HSBC LC; (b) the making of one or more loan(s) by HSBC Bank (Hong Kong) to Merit HK in an aggregate amount equal to the face amount of the HSBC LC (the “HK Loan”), which is secured by the HSBC LC; and (c) the making of an intercompany loan by Merit HK to Merit Ireland with the proceeds of the HK Loan and the subsequent repayment by Merit Ireland of one or more existing intercompany loan(s) in an aggregate amount of $15,000,000 to the Borrower.”

(c)                                  Section 2.4(d) of the Credit Agreement is hereby amended by amending and restating the provision in its entirety to read as follows:

“(d)                           Prepayment of Revolving Credit Loans in connection with Mandatory Prepayments. In the event (i) proceeds remain after the prepayments of Term Loan Facility pursuant to Section 4.4(b)(vi)(B), (ii) proceeds remain after the prepayments of Term Loan Facility pursuant to Section 4.4(b)(vi)(C)(1) or Section 4.4(b)(vi)(C)(4) or (iii) the Borrower elects to use the Net Cash Proceeds of an Equity Issuance to repay the Revolving Extensions of Credit pursuant to Section 4.4(b)(vi)(C)(2) or Section 4.4(b)(vi)(C)(3), the amount of such proceeds shall be used on the date of the required prepayment under Section 4.4(b) to prepay the outstanding principal amount of the Revolving Extensions of Credit, either with or without a corresponding reduction of the Revolving Credit Commitment (as specified in the applicable provision under which the prepayment is made), in each case, with remaining proceeds, if any, refunded to the Borrower. Each prepayment of the Revolving Extensions of Credit pursuant to this subsection (d) shall be applied (1) first, to the principal amount of outstanding Swingline Loans until paid in full, (2) second to the principal amount of outstanding Revolving Credit Loans until paid in full and (3) third, with respect to any Letters of Credit then outstanding, a payment of Cash Collateral into a Cash Collateral account opened by the Administrative Agent, for the benefit of the Revolving Credit Lenders, in an amount equal to the aggregate L/C Obligations then outstanding (such Cash Collateral to be applied in accordance with Section 12.2(b)).”

(d)                                 Section 4.4(b) of the Credit Agreement is hereby amended by:

(i)                                     amending and restating clause (vi) thereof in its entirety to read as follows:

“(vi)                        Notice; Manner of Payment.

(A)                               Upon the occurrence of any event triggering the prepayment requirement under clauses (i) through (v) above, the Borrower shall promptly deliver a Notice of Prepayment to the Administrative Agent (which notice shall, in addition to providing the information contemplated by Exhibit D, identify the sub-clause of this Section 4.4(b)(vi) under which the applicable prepayment will be applied and, to the extent applicable under Section 4.4(b)(vi)(C)(4), the amount of each applicable Loan elected to be prepaid), and upon receipt of such notice, the Administrative Agent shall promptly so notify the Lenders.

(B)                            Each prepayment of the Extensions of Credit under clauses (i), (iii), (iv) and (v) of this Section 4.4(b) shall be applied as follows: (1) first, ratably between the Initial Term Loans and (unless otherwise agreed by the applicable Incremental Lenders) any Incremental Term Loans to reduce in inverse order of maturity the remaining scheduled principal installments of the Initial Term Loans and (unless otherwise agreed by the applicable Incremental Lenders) any Incremental Term Loans and (2) second, to the extent of any excess, to repay the Revolving Extensions of Credit pursuant to Section 2.4(d), without a corresponding reduction in the Revolving Credit Commitment.

(C)                               Each prepayment of the Extensions of Credit under clause (ii) of this Section 4.4(b) shall be applied, in the Borrower’s sole discretion, in one of the following ways:

(1)                                 (x) first, ratably between the Initial Term Loans and (unless otherwise agreed by the applicable Incremental Lenders) any Incremental Term Loans to reduce in inverse order of maturity the remaining scheduled principal installments of the Initial Term Loans and (unless otherwise agreed by the applicable Incremental Lenders) any Incremental Term Loans, and (y) second, to the extent of any excess, to repay the Revolving Extensions of Credit pursuant to Section 2.4(d), without a corresponding reduction in the Revolving Credit Commitment; or

(2)                                 (x) first, to repay the Revolving Extensions of Credit in accordance with Section 2.4(d), without a corresponding reduction in the Revolving Credit Commitment and (y) second, to the extent of any excess, ratably between the Initial Term Loans and (unless otherwise agreed by the applicable Incremental Lenders) any Incremental Term Loans to reduce in inverse order of maturity the remaining scheduled principal installments of the Initial Term Loans and (unless otherwise agreed by the applicable Incremental Lenders) any Incremental Term Loans; or

(3)                                 (x) first, to repay the Revolving Extensions of Credit in accordance with Section 2.4(d), with a corresponding permanent reduction in the Revolving Credit Commitment in accordance with Section 2.5 and (y) second, to the extent of any excess, ratably between the Initial Term Loans and (unless otherwise agreed by the applicable Incremental Lenders) any Incremental Term Loans to reduce in inverse order of maturity the remaining scheduled principal installments of the Initial Term Loans and (unless otherwise agreed by the applicable Incremental Lenders) any Incremental Term Loans; or

(4)                                 solely to the extent that the Net Cash Proceeds from the applicable Equity Issuance exceed $50,000,000 (provided, for clarity, that the Borrower will not be required to elect prepayment in accordance with this clause (4) of Section 4.4(b)(vi)(C) if the Net Cash Proceeds from the applicable Equity Issuance exceed $50,000,000), (x) first, ratably between the Initial Term Loans and (unless otherwise agreed by the applicable Incremental Lenders) any Incremental Term Loans to reduce in inverse order of maturity the remaining scheduled principal installments of the Initial Term Loans and (unless otherwise agreed by the applicable Incremental Lenders) any Incremental Term Loans in an aggregate amount of not less than $50,000,000, and (y) second, to the extent of any remaining amount, to repay the Revolving Extensions of Credit pursuant to Section 2.4(d), without a corresponding reduction in the Revolving Credit Commitment.

(e)                                  Section 10.1 of the Credit Agreement is hereby amended by adding the following proviso to the end of such Section:

“provided, however, if the Borrower elects to apply a mandatory prepayment required by Section 4.4(b)(ii) pursuant to Section 4.4(b)(vi)(C)(2) or Section 4.4(b)(vi)(C)(4) at any time prior to December 31, 2017, then the Borrower shall not permit the Consolidated Total Leverage Ratio as of the end of any fiscal quarter occurring after the date of application of such mandatory prepayment through, and including, March 31, 2018 to be greater than 3.50 to 1.00.”

(f)                                   Section 11.1 of the Credit Agreement is hereby amended by amending and restating subsection (b)(iii)(ii) thereof in its entirety to read as follows:

“(ii)                            incurred after the Closing Date in an aggregate principal amount not to exceed at any time outstanding (1) $50,000,000 less (2) the amount of Guaranty Obligations incurred pursuant to Section 11.1(i) on the applicable date of determination less (3) the amount of Investments made in the form of Permitted Acquisitions pursuant to Section 11.3(e)(ii) during the term of this Agreement on the applicable date of determination (which amount, for clarity, is subject to modification in the manner set forth in the proviso to Section 11.3(e)(ii)) less (4) the amount of Investments made pursuant to Section 11.3(g) during the term of this Agreement on the applicable date of determination; and”

(g)                                  Section 11.1 of the Credit Agreement is hereby amended by amending and restating subsection (i) thereof in its entirety to read as follows:

“(i)                               Guaranty Obligations of any Credit Party with respect to Indebtedness of any Subsidiary that is not a Credit Party in an aggregate amount not to exceed at any time outstanding (A) $50,000,000 less (B) the amount of Investments made in the form of Permitted Acquisitions pursuant to Section 11.3(e)(ii) during the term of this Agreement on the applicable date of determination (which amount, for clarity, is subject to modification in the manner set forth in the proviso to Section 11.3(e)(ii)) less (C) the amount of Investments made in the form of Indebtedness pursuant to Section 11.3(f)(iv) during the term of this Agreement on the applicable date of determination less (D) the amount of Investments made pursuant to Section 11.3(g) during the term of this Agreement on the applicable date of determination;”

(h)                                 Section 11.3 of the Credit Agreement is hereby amended by amending and restating subsection (e)(ii) thereof in its entirety to read as follows:

“(ii)                            Permitted Acquisitions to the extent that any Person or Property acquired in such acquisition does not become a Subsidiary Guarantor or a part of a Subsidiary Guarantor in an aggregate amount during the term of this Agreement not to exceed (A) $50,000,000 (excluding any portion thereof paid with the Net Cash Proceeds from any Equity Issuance by the Borrower other than any Equity Issuance related to any Disqualified Capital Stock) less (B) the amount of Guaranty Obligations incurred pursuant to Section 11.1(i) on the applicable date of determination less (C) the amount of Investments made in the form of Indebtedness pursuant to Section 11.3(f)(iv) during the term of this Agreement on the applicable date of determination less (D) the amount of Investments made pursuant to Section 11.3(g) during the term of this Agreement on the applicable date of determination; provided that, at any time during Fiscal Year 2017, to the extent that all or any portion of the $50,000,000 amount set forth in clause (A) above has been utilized, such utilized amount may be replenished by the amount of prepayments made during Fiscal Year 2017 pursuant to Section 4.4(b)(vi)(C)(1), (3) or (4) (in each case, in an aggregate amount not to exceed $50,000,000 after giving effect to such replenishment);”

(i)                                     Section 11.3 of the Credit Agreement is hereby amended by amending and restating subsection (g) thereof in its entirety to read as follows:

“(g)                            Investments in any Subsidiary that is not a Subsidiary Guarantor in an aggregate amount during the term of this Agreement not to exceed (i) $50,000,000 less (ii) the amount of Guaranty Obligations incurred pursuant to Section 11.1(i) on the applicable date of determination less (iii) the amount of Investments made in the form of Permitted Acquisitions pursuant to Section 11.3(e)(ii) during the term of this Agreement on the applicable date of determination (which amount, for clarity, is subject to modification in the manner set forth in the proviso to Section 11.3(e)(ii)) less (iv) the amount of Investments made in the form of Indebtedness pursuant to Section 11.3(f)(iv) during the term of this Agreement on the applicable date of determination;”

Section 3.                                           Conditions of Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)                                 Executed Amendment.  The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, each other Credit Party, the Administrative Agent and the Lenders in sufficient number constituting Required Lenders.

(b)                                 No Default.  No Default or Event of Default shall have occurred and be continuing both before and after giving effect to this Amendment.

(c)                                  Payment of Fees.  The Administrative Agent shall have been paid or reimbursed for all fees and reasonable and documented out-of-pocket costs and expenses incurred by it or its Affiliates in connection with this Amendment, including, without limitation, the reasonable and documented fees, disbursements and other charges of counsel for the Administrative Agent and its Affiliates, to the extent such fees, cost and expenses have been invoiced on or before the date hereof.

Section 4.                                           Representations and Warranties.  The Borrower and each other Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)                                 both before and after giving effect to this Amendment, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true, correct and complete as of such earlier date; provided, that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true, correct and complete in all respects as of the date hereof;

(b)                                 no Default or Event of Default has occurred or is continuing both before and after giving effect to this Amendment;

(c)                                  it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(d)                                 this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each other Credit Party, and each such document constitutes the legal, valid and binding obligation of the Borrower and each other Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

Section 5.                                           Limited Effect.  This Amendment is a Loan Document.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly provided herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower or any of its Subsidiaries, on the one hand, and the Administrative Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

Section 6.                                           Acknowledgement and Reaffirmation.  The Borrower and each other Credit Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the

Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party and (c) agrees that the Credit Agreement, the Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party remain in full force and effect and are hereby reaffirmed.

Section 7.                                           Costs, Expenses and Taxes.  The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 8.                                           Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.                                           Governing Law.  This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 10.                                    Entire Agreement.  This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lender, the Swingline Lender and/or the Arranger, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MERIT MEDICAL SYSTEMS, INC., as Borrower

By:	/s/ Bernard Birkett
Name:	Bernard Birkett
Title:	Chief Financial Officer

MERIT HOLDINGS, INC., as Subsidiary Guarantor

By:	/s/ Bernard Birkett
Name:	Bernard Birkett
Title:	Chief Financial Officer

MERIT SENSOR SYSTEMS, INC., as Subsidiary Guarantor

By:	/s/ Bernard Birkett
Name:	Bernard Birkett
Title:	Chief Financial Officer

MERIT SERVICES, INC., as Subsidiary Guarantor

By:	/s/ Bernard Birkett
Name:	Bernard Birkett
Title:	Chief Financial Officer

BIOSPHERE MEDICAL, INC., as Subsidiary Guarantor

By:	/s/ Bernard Birkett
Name:	Bernard Birkett
Title:	Chief Financial Officer

BSMD VENTURES, INC., as Subsidiary Guarantor

By:	/s/ Bernard Birkett
Name:	Bernard Birkett
Title:	Chief Financial Officer

Merit Medical Systems, Inc.

Second Amendment to Second Amended and Restated Credit Agreement

Signature Page

BIOSPHERE MEDICAL JAPAN, INC., as Subsidiary Guarantor

By:	/s/ Bernard Birkett
Name:	Bernard Birkett
Title:	Chief Financial Officer

THOMAS MEDICAL PRODUCTS, INC., as Subsidiary Guarantor

By:	/s/ Bernard Birkett
Name:	Bernard Birkett
Title:	Chief Financial Officer

DFINE, INC., as Subsidiary Guarantor

By:	/s/ Bernard Birkett
Name:	Bernard Birkett
Title:	Chief Financial Officer

Merit Medical Systems, Inc.

Second Amendment to Second Amended and Restated Credit Agreement

Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, Issuing Lender and Lender

By:	/s/ Jared Myres
Name:	Jared Myres
Title:	Vice President

Merit Medical Systems, Inc.

Second Amendment to Second Amended and Restated Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as Lender

By:	/s/ Heath Lipson
Name:	Heath Lipson
Title:	SUP

Merit Medical Systems, Inc.

Second Amendment to Second Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Nick Hintze
Name:	Nick Hintze
Title:	Vice President

Merit Medical Systems, Inc.

Second Amendment to Second Amended and Restated Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:	/s/ Christopher M. Ames
Name:	Christopher M.Ames
Title:	Senior Vice President Commercial Banking

Merit Medical Systems, Inc.

Second Amendment to Second Amended and Restated Credit Agreement

Signature Page